UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2023, at the annual meeting of stockholders (the “Annual Meeting”) of Sangamo Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to, among other things, (i) increase the number of shares of the Company’s common stock reserved for issuance under the 2018 Plan by 10,000,000 shares, (ii) increase the maximum number of shares of the Company’s common stock that may be issued pursuant to the exercise of incentive stock options under the 2018 Plan by 20,000,000 shares, (iii) expand the ability of the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Compensation Committee”) to delegate to one or more persons or bodies the authority to designate recipients of awards, the number of shares subject to awards, and certain terms of such awards in a manner permitted by the 2022 amendments to the General Corporation Law of the State of Delaware (the “DGCL”); and (iv) change the date of grant of the annual awards granted to non-employee Board members from February 25 of each year to the date of each annual meeting of stockholders of the Company, beginning with the Annual Meeting, and increase the size of such annual awards and the size of the initial awards granted to each individual who is initially appointed or elected as a non-employee Board member (the “Amended 2018 Plan”).
The Amended 2018 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee and the Board. The Amended 2018 Plan became effective immediately upon stockholder approval at the Annual Meeting.
The terms of the Amended 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance stock awards that may be settled in cash, stock, or other property.
More detailed summaries of the material features of the Amended 2018 Plan, including the terms of stock option and restricted stock unit grants thereunder, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”). Those summaries and the foregoing descriptions are qualified in their entirety by reference to the full text of the Amended 2018 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders approved and adopted (i) an amendment to the Seventh Amended and Restated Certificate of Incorporation, as amended (the “Prior Restated Certificate”), to increase the total number of shares of common stock authorized for issuance from 320,000,000 shares to 640,000,000 shares (the “Common Increase Certificate”) and (ii) an amendment of the Prior Restated Certificate to provide for the elimination or limitation of monetary liability of officers of the Company for breach of fiduciary duty pursuant to and consistent with the DGCL (the “Officer Exculpation Certificate”).
Each of the Common Increase Certificate and the Officer Exculpation Certificate became effective upon their respective filing with the Secretary of State of the State of Delaware on June 2, 2023. Thereafter, on June 2, 2023, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”), which restates and integrates into a single instrument, but does not further amend, the Prior Restated Certificate and all amendments thereto, including the Common Increase Certificate and the Officer Exculpation Certificate.
A detailed discussion of each of the Common Increase Certificate and the Officer Exculpation Certificate is set forth in the Proxy Statement. Those summaries and the foregoing descriptions are qualified in their entirety by reference to the full text of the Common Increase Certificate, the Officer Exculpation Certificate and the Restated Certificate, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following proposals were approved by the Company’s stockholders: (i) the election of the nine nominees for director listed in the Proxy Statement to serve on the Board until the next annual meeting of stockholders to be held in 2024 or until their successors are duly elected and qualified; (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; (iii) the approval, on an advisory basis, of the frequency of the advisory stockholder vote to approve the compensation of the Company’s named executive officers to occur every year; (iv) the approval of the Amended 2018 Plan; (v) the approval of the Common Increase Certificate; (vi) the approval of the Officer Exculpation Certificate; and (vii) the ratification of the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, each by the votes set forth below:

Proposal 1: Election of Directors:
Each of the nominees for director listed in the Proxy Statement was elected by the votes set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Courtney Beers, Ph.D.	114,201,883	4,832,832	659,955	21,853,950
Robert F. Carey	113,101,718	5,922,892	670,060	21,853,950
Kenneth J. Hillan, M.B.	103,446,058	15,594,941	653,671	21,853,950
Margaret A. Horn, J.D.	113,858,717	5,170,548	665,405	21,853,950
Alexander D. Macrae, M.B., Ch.B., Ph.D.	113,360,223	5,647,730	686,717	21,853,950
John H. Markels, Ph.D.	107,674,614	11,367,958	652,098	21,853,950
James R. Meyers	113,376,518	5,642,044	676,108	21,853,950
H. Stewart Parker	95,877,540	23,150,147	666,983	21,853,950
Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.	113,656,657	5,427,258	610,755	21,853,950
Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers as Disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
104,650,679	14,402,362	641,629	21,853,950
Proposal 3: Approval, on an Advisory Basis, as to Whether the Advisory Stockholder Vote to Approve the Compensation of the Named Executive Officers Shall Occur Every Year, Once Every Two Years, or Once Every Three Years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
114,444,618	586,929	3,759,057	904,066	21,853,950
In light of the stockholder vote on Proposal 3, the Company will include an advisory stockholder vote on the compensation of the named executive officers in its proxy materials once every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.
Proposal 4: Approval of the Amended 2018 Plan:

For	Against	Abstain	Broker Non-Votes
107,945,255	11,334,715	414,700	21,853,950
Proposal 5: Approval of Amendment to Prior Restated Certificate to Increase Authorized Number of Shares of Common Stock:

For	Against	Abstain
129,592,706	10,609,160	1,346,754
Proposal 6: Approval of Amendment to Prior Restated Certificate to Reflect New Delaware Law Provisions Regarding Officer Exculpation:

For	Against	Abstain	Broker Non-Votes
105,691,211	13,209,632	793,827	21,853,950
Proposal 7: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
135,630,865	4,026,854	1,890,901

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation of Sangamo Therapeutics, Inc.
3.2	Sixth Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation of Sangamo Therapeutics, Inc.
3.3	Restated Certificate of Incorporation of Sangamo Therapeutics, Inc.
10.1	Amended and Restated 2018 Equity Incentive Plan of Sangamo Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: June 2, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary